SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Loan Loss Reserves and Costs Incurred to Sell Vacation Ownership Products (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 30, 2016
Accounting Policies [Abstract]
Past due period	30 days
Past due loan suspend accrual of interest period	90 days
Loan payments delinquency period beyond which Loan is Considered Defaulted	150 days
Notes receivable estimated average remaining default rates	7.16%	7.09%
Estimated default rate increases that would have resulted an increase in allowance for credit losses	0.50%
Financing receivable, allowance for credit losses, that would have been increased	$ 6	$ 5